UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                     Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Online Go to www.envisionreports.com/aiv or scan the QR code – login details are located in the shaded bar below.
Votes submitted electronically must be received by 1:00 a.m., Central Time, on September 29, 2023.

Important Notice Regarding the Availability of Proxy Materials for the

Apartment Investment and Management Company (Aimco)

Annual Stockholders’ Meeting to be Held on September 29, 2023

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for Aimco’s annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a paper or email copy. The items to be voted on and location of the annual stockholders’ meeting are on the reverse side of this notice. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Aimco’s Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2022, are available to you on the Internet at:

Easy Online Access – View your proxy materials and vote.

Step 1: Go to www.envisionreports.com/aiv.

Step 2: Click on Cast Your Vote or Request Materials.

Step 3: Follow the instructions on the screen to log in.

Step 4: Make your selections as instructed on each screen for your delivery preferences.

Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before September 19, 2023, to facilitate timely delivery.

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Aimco’s Annual Meeting of Stockholders will be held on September 29, 2023, at Aimco’s Corporate Headquarters, 4582 S. Ulster Street, Suite 1450, Denver, CO, 80237 at 9:00 a.m. Mountain Daylight Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends a vote FOR Proposals 1 and 2, FOR all the nominees listed in Proposal 3, FOR Proposals 4 and 5, and 1 YEAR on Proposal 6.

1.	To consider a management proposal to amend our charter to eliminate supermajority voting provisions.

2.	To consider a management proposal to amend our charter to enable stockholders to remove directors without cause and fill vacancies on the Board of Directors created by stockholder action.

3.	To elect nine directors, for a term of one year each, to serve until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

Wes Powell
Quincy L. Allen
Patricia L. Gibson
Jay Paul Leupp
Sherry L. Rexroad
Deborah Smith
R. Dary Stone
James P. Sullivan
Kirk A. Sykes

4.	To ratify the selection of Ernst & Young LLP to serve as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023.

5.	To conduct an advisory vote to approve executive compensation.

6.	To conduct an advisory vote on the frequency of future advisory votes to approve executive compensation.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice and identification with you.

Here’s how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

–   Internet – Go to www.envisionreports.com/aiv. Click Cast Your Vote or Request Materials.

–   Phone – Call us free of charge at 1-866-641-4276.

–   Email – Send an email to investorvote@computershare.com with “Proxy Materials Aimco” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

     To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by September 19, 2023.